                                                                    EXHIBIT 10.1

                                MORTGAGEIT, INC.

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this "AMENDMENT") is made and entered into as of October 13, 2004, by and among MORTGAGEIT, INC., a New
York corporation (the "COMPANY"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of
Purchasers (which entities and any successors thereto are hereinafter collectively referred to as the "PURCHASERS" and each individually as a
"PURCHASER") attached as SCHEDULE I to the NOTE PURCHASE AGREEMENT, dated as of
March 29, 2004, by and among the Company and the Purchasers (the "EXISTING NOTE
PURCHASE AGREEMENT", as further amended by this Amendment, the "NOTE PURCHASE
AGREEMENT"). All capitalized terms used but not defined herein shall have the meanings given to them in the Existing Note Purchase Agreement.

                                    RECITALS

     WHEREAS, the Company and the Purchasers have mutually agreed to amend
Sections 2.2(c)(i) and 2.4(a) of the Existing Note Purchase Agreement pursuant to Section 11.7 thereof.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. AMENDMENTS

          1.1. AMENDMENT TO SECTION 2.2(c)(i) OF THE EXISTING NOTE PURCHASE
AGREEMENT.

          (a) The following sentence shall be added to Section 2.2(c)(i):

          "Notwithstanding the preceding sentence, during the period beginning
October 1, 2004 and ending March 31, 2005, the outstanding principal amount of each Note shall bear interest at a rate per annum equal to seven and one-half percent (7 1/2%) payable quarterly in arrears on the last day of each fiscal quarter, commencing December 31, 2004, and on any date that the principal of any
Note is repaid."

          (b) The amended Section 2.2(c)(i) of the Note Purchase Agreement shall read as follows:

          "Interest. The outstanding principal amount of each Note shall bear interest at a rate per annum equal to ten percent (10%) payable quarterly in arrears on the last day of each fiscal quarter, commencing on June 30, 2004, and on any date that the principal of any Note is repaid or prepaid (including without limitation the Maturity Date). Notwithstanding the preceding sentence, during the period beginning October 1, 2004 and ending March 31, 2005, the outstanding principal amount of each Note shall bear interest at a rate per annum equal to seven and one-half percent (7 1/2%) payable quarterly in arrears on the last day of each fiscal quarter, commencing December 31, 2004, and on any date that the principal of any Note is repaid."

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          1.2. AMENDMENT TO SECTION 2.4(a) OF THE EXISTING NOTE PURCHASE
AGREEMENT.

          (a) The following sentence shall be added to section 2.4(a):

          "Notwithstanding the foregoing, the Company shall not be permitted to prepay any Notes during the period beginning October 1, 2004 and ending April
14, 2005."

          (b) The amended Section 2.4(a) of the Note Purchase Agreement shall read as follows:

          "Optional Prepayment. The Company may prepay the Notes in aggregate multiples of $100,000, provided that the Company shall pay a premium on the amount of principal prepaid of (i) 3.00% with respect to any prepayment made on or prior to the first anniversary of the Closing Date and (ii) 0% at any time thereafter, plus in each case accrued and unpaid interest on the amount of any principal prepaid. The Company shall pay to each holder of a Note a pro rata portion of the aggregate amount paid under this clause (a) based on the respective original principal amounts of the Notes. Notwithstanding the foregoing, the Company shall not be permitted to prepay any Notes during the period beginning October 1, 2004 and ending April 14, 2005.

     2. CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective as of October 13, 2004, subject to the receipt by the Purchasers on or before such date, of the following (in the case of documentation, such documentation to be in form and substance satisfactory to the Purchaser):

          (a) Amendment. This Amendment, in four (4) counterparts, duly executed and delivered by the Company.

          (b) Resolutions. Certified copies of the resolutions of the board of directors of the Company authorizing the consummation of the execution, delivery and performance of this Amendment.

          (c) Expenses. Evidence that all fees and expenses (including all fees and expenses of Nixon Peabody LLP) incurred by the Purchasers in connection with the transactions under the Note Purchase Agreement shall have been paid in full.

     3. MISCELLANEOUS.

          3.1. CONFIDENTIALITY. Each of the Purchasers and the Company
acknowledges that the provisions of the federal securities laws restrict any person who is in the possession of material, non-public information regarding any company from purchasing or selling securities of such company and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each of the Purchasers and the Company agrees to abide by such laws as they relate to the other's securities and Confidential Information.

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          3.2. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.3. TITLES AND SUBTITLES. The titles and subtitles used in this
Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment or the Transaction Documents.

          3.4. AMENDMENTS AND WAIVERS. The terms of this Agreement may be amended, modified or waived only upon the written consent of the Company and the
Majority Purchasers; provided that no such amendment, modification or waiver shall, in each case without the prior written consent of each affected
Purchaser, (i) reduce in any manner the amount of, or change the currency for, any payment of principal or interest, (ii) extend the time for payment or prepayment of any amount payable under this Agreement, (iii) reduce the rate of interest on any amount payable under this Agreement or the method of computation thereof, (iv) change the definition of "Majority Purchasers" in Section 1 or
(iv) amend any of Sections 2.7 or 11.7.

          3.5. ENTIRE AGREEMENT; SEVERABILITY. This Amendment contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect to such subject matter. If any provision of this Amendment is invalid, illegal or unenforceable, the balance of the Amendment shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          3.6. REPRESENTATIONS AND WARRANTIES.

          (a) The Company hereby represents and warrants that all information provided by or on behalf of the Company and each Guarantor to the Purchasers in connection with this Amendment is complete and correct in all material respects.

          (c) Subject to the execution and delivery of this Amendment by all parties hereto and the Company's satisfaction of all conditions in Section 2 hereof, the Company hereby represents and warrants that no Default or Event of
Default has occurred and is continuing under the Note Purchase Agreement.

          3.7. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF DAMAGES.
GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF DAMAGES. This Amendment shall be governed by and construed under the law of the State of New York, without giving effect to the conflicts of law principles thereof. Each Obligor hereby agrees that any suit for the enforcement of this Amendment may be brought only in the Courts of the State of New York located in the County of New York, or the courts of the United States for the Southern District of New York, and consents to the jurisdiction of such courts, and appellate courts thereof. Each Obligor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court. Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.5 of the Note Purchase
Agreement. Nothing in this Amendment will affect the right of any party to this
Agreement to serve process in any other manner permitted by law. Each Obligor hereby waives, to the maximum extent not prohibited by law, any

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right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          3.8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT
TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON
THIS AMENDMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH
OF DUTY AND ALL OTHER CLAIMS. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS
COUNSEL.

          3.9. OTHER. Except as expressly amended and modified by this
Amendment, the Existing Note Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

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          IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Amendment as of the day and year first above written.

                                     MORTGAGEIT, INC.

                                     By: /s/ JOHN R. CUTI
                                         ----------------
                                     Name:  John R. Cuti
                                     Title: Secretary and General Counsel

                                     TECHNOLOGY INVESTMENT CAPITAL CORP.

                                     By: /s/ SAUL B. ROSENTHAL
                                         ---------------------
                                     Name: Saul B. Rosenthal
                                     Title: Chief Operating Officer